Exhibit 99.7(a)
                                                                EXECUTION COPY


                     ASSIGNMENT AND RECOGNITION AGREEMENT


          THIS ASSIGNMENT AND RECOGNITION AGREEMENT (this "Agreement"), dated of October 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Assignee"), Morgan Stanley Mortgage Capital Inc. (the "Assignor"), Fifth Third Mortgage Company, an Ohio corporation (the "Company"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-15XS (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under and all obligations related to (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Second Amended and Restated Mortgage Loan Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of July 1, 2006, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller and as servicer, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 7.05 of the Sale and Servicing Agreement or (b) any mortgage loans subject to the Sale and Servicing Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company
--------------------------

          2. From and after October 31, 2006 (the "Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights and obligations under the Sale and Servicing Agreement (solely to the extent set forth herein) and this Agreement to the Trust created pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling Agreement"), among the Assignee, the Trustee and Wells Fargo Bank, National Association, as master servicer and as securities administrator. The Company hereby acknowledges and agrees that from and after the Closing Date (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) except as provided in the preceding paragraph, the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Sale and Servicing Agreement (as modified by Section 6 below), including, without limitation, the enforcement of the document delivery requirements set forth in


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     Section 6 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Sale and Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Such rights will include, without limitation, the right to terminate the Company, as servicer (in such capacity, the "Servicer"), under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement, the right to examine the books and records of the Servicer to the extent provided in the Sale and Servicing Agreement, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by Assignor. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Sale and Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number:  121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to:  50955000, MSM 2006-15XS

     The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-15XS
                  Office Number:  (410) 884-2000
                  Telecopier: (410) 715-2380

Representations and Warranties of the Company
---------------------------------------------

     3. The Company warrants and represents to the Assignor, the Assignee, the Master Servicer and the Trust as of the date hereof that:

          The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its


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

     obligations under the Sale and Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor, the Assignee, the Master Servicer and the Trust, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

          There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Sale and Servicing Agreement, and the Company is solvent.

          The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

     4. (a) Pursuant to Section 15 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Subsection 7.01 and Subsection 7.02 of the Sale and Servicing Agreement with respect to the Mortgage Loans are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.


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


          (b) It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement,
(ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

Remedies for Breach of Representations and Warranties
-----------------------------------------------------

          5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee, the Master Servicer and the Trust (including the Trustee acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Amendments to Sale and Servicing Agreement
------------------------------------------

          6. The parties to this Agreement hereby agree to amend the Sale and Servicing Agreement solely with respect to the Mortgage Loans as follows:

          (a) The following definitions are inserted to Section 1 of the Sale and Servicing Agreement:

                    Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust


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

          account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Securities Administrator or the Master Servicer.

          Rating Agency: Any of Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. or any successors thereto, rating one or more classes of certificates issued by the Trust.

          (b) The following definitions in Section 1 of the Sale and Servicing Agreement are amended and restated in their entirety as follows:

              Permitted Investments: At any time, any one or more of the following obligations and securities:

                    (i) obligations of the United States or any agency
               thereof, provided that such obligations are backed by the full faith and credit of the United States;

                    (ii) general obligations of or obligations guaranteed by
               any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                    (iii) commercial or finance company paper which is then
               receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                    (iv) certificates of deposit, demand or time deposits, or
               bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the


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

               ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                    (v) demand or time deposits or certificates of deposit
               issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                    (vi) guaranteed reinvestment agreements issued by any
               bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                    (vii) repurchase obligations with respect to any security
               described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                    (viii) securities (other than stripped bonds, stripped
               coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                    (ix) interests in any money market fund which at the date
               of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                    (x) short-term investment funds sponsored by any trust
               company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the

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

               Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                    (xi) such other investments having a specified stated
               maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                    provided, that no such instrument shall be a Permitted
               Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

                    Servicing Fee Rate: With respect to each Mortgage Loan,
               0.250% per annum.

          (c) The following is inserted after the first sentence of Subsection 11.04:

               The Custodial Account shall be a Eligible Account.

          (d) The following paragraphs are hereby incorporated into the Sale and Servicing Agreement at the end of Section 11.12:

     "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

     Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section


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     860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes.

     The Servicer shall use its best efforts to dispose of the REO Property as soon as possible, and shall sell such REO Property in any event within three years after title has been taken to such REO Property."

          (e) Subsections 11.19 and 11.20 of the Sale and Servicing Agreement are hereby deleted.

          (f) Subsection 13.01 (b) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement (except as provided in Subsection 34.07) which failure continues unremedied for a period of sixty (60) days (or, in the case of (i) the servicer compliance statement required under Subsection 34.04, ten (10) days, (ii) the report on assessment of compliance and attestation required under Subsection 34.05, ten (10) days, or (iii) the certification required under Section 15 in the form of Exhibit 16, one (1) calendar day) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

          (g) Section 14.02 of the Sale and Servicing Agreement is hereby deleted.

          (h) Subsection 34.03(d) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any

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               Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

          (i) Subsection 34.03(f) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

               "In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction."

          (j) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Subsections 34.03(g) and (h):

               "(g) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                    (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                    (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

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

                    (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation
                    AB).

               (h) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder, as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

          (k) Subsection 34.05(a)(iv) is hereby amended and restated in its entirety as follows:

               "deliver, and cause each Subservicer and subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Seller, in the form attached hereto as Exhibit 16."

          (l) The penultimate sentence of Subsection 34.06(a) is hereby amended and restated in its entirety as follows:

               "The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 34.02, 34.03(c), (e), (g) and (h), 34.04,
               34.05 and 34.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 34.03(d) of this Agreement."

          (m) The last two lines of Subsection 34.06(b) are hereby amended and restated as follows:

               "...assessment of compliance and attestation, and the other certifications required to be delivered..."

          (n) Subsection 34.07 is hereby amended and restated in its entirety as follows:

               "Subsection 34.07  Indemnification; Remedies.

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

               (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                    (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Section 34 by or on behalf of the Seller, or provided under this
                    Section 34 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or a. the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
                    (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

                    (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Section 34, including any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                    (iii) any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date; or

                    (iv) the negligence, bad faith or willful misconduct of the Seller in connection with its obligation to deliver the certifications and reports required by Section 34.03,
                    Section 34.04 or Section 34.05 hereof.

               If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

               In the case of any failure of performance described in clause
               (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

               This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

               (b) (i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 34, or any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                    (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsection 34.04 or 34.05, including (except as provided below) any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                    Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                    (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief."

          (o) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 35:

               Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 34, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

          (p) Exhibit 9 to the Sale and Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Agreement as Exhibit II.

          (q) Exhibit 16 to the Sale and Servicing Agreement is hereby replaced in its entirety with Exhibit A-1 to this Agreement.

          (r) Written notice provided in compliance with Sections 34.03(d),
     (e) or (g) of the Sale and Servicing Agreement shall be substantially in the form of Exhibit C-1 to this Agreement.

Notices
-------

     7. Any notices or other communications permitted or required under the Sale and Servicing Agreement to be made to the Company, Assignor, Assignee, and the Trustee shall be made in accordance with the terms of the Sale and Servicing Agreement and shall be sent to the Assignee and Trustee as follows:

         In the case of Assignor:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-15XS

         With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of Assignee:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-15XS

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-15XS

         In the case of the Company:

                  Fifth Third Mortgage Company
                  38 Fountain Square Plaza
                  Mail Drop 1 MOB2Y
                  Cincinnati, Ohio 45263
                  Attention:  Stephen Johnson
                  Fax:  513-358-8548
                  Email:  Stephen.Johnson@53.com

or to such other address as may hereafter be furnished by Assignee and the Trustee to the parties in accordance with the provisions of the Sale and Servicing Agreement.

Miscellaneous
-------------

                  This Agreement shall be construed in accordance with accordance with the laws of the State of New York to the extent such laws are not preempted by federal law, without giving effect to the conflict of laws provisions of the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

                  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Master Servicer and the Trustee.

                  This Agreement shall inure to the benefit of the successors and assigns of the parties hereto, including the Master Servicer and the Trust (including the Trustee acting on the Trust's behalf). Any entity into which Assignor, Assignee, Master Servicer or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, Master Servicer or Company, respectively, hereunder.

                  Each of this Agreement and the Sale and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale and Servicing Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Sale and Servicing Agreement.

                  The Company hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Section 34 of the Sale and Servicing Agreement, as modified by this Agreement, shall survive the termination and removal of the Company as servicer of the Mortgage Loans in the Trust and continue to apply for each calendar year or portion thereof during which the Company services the Mortgage Loans.

                  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

                  In the event that any provision of this Agreement conflicts with any provision of the Sale and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

                  Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Sale and Servicing Agreement or, if not defined therein, in the Pooling and Servicing Agreement. In the event that the definition of a capitalized term in the Sale and Servicing Agreement conflicts with the definition of that capitalized term in the Pooling and Servicing Agreement, the definition in the Pooling and Servicing Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.



                                          MORGAN STANLEY MORTGAGE CAPITAL INC.


                                          By: /s/ Valerie Kay
                                              ---------------------------------
                                              Name:  Valerie Kay
                                              Title: Vice President


                                          MORGAN STANLEY CAPITAL I INC.


                                          By: /s/ Valerie Kay
                                              ---------------------------------
                                              Name:  Valerie Kay
                                              Title: Vice President


                                          FIFTH THIRD MORTGAGE COMPANY



                                          By: /s/ Greg Vogele
                                              ---------------------------------
                                              Name:  Greg Vogele
                                              Title: Vice President

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia Russo
    -------------------------
     Name:  Patricia Russo
     Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-15XS


By: /s/ Susan L. Feld
    --------------------------
Name:  Susan L. Feld
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]



                                      EXH. I-1

Exhibit IIA: Standard File Layout - Delinquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                                     Description                         Decimal   Format Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.  This
                                              may be different than the LOAN_NBR
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                      A unique identifier assigned to each loan by the originator.
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                                    Servicer Client Number
-----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                           First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                            Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                                  Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                                    The state where the  property located.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                                      Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's
                                              next payment is due to the
                                              MM/DD/YYYY servicer at the end
                                              of processing cycle, as reported
                                              by Servicer.                                                               MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
-----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                              by the courts
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter
                                              to the servicer with MM/DD/YYYY
                                              instructions to begin
                                              foreclosure proceedings.                                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                              Action
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                       The date the court revokes legal
                                              possession of the property
                                              MM/DD/YYYY from the borrower.                                              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                                    The price at which an REO property is marketed.                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                                     The date an REO property is listed at a particular price.                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                                     The dollar value of an offer for an REO property.                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                                 Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
-----------------------------------------------------------------------------------------------------------------------------------


PROP_INSPECTION_DATE                          The date a  property inspection is performed.                              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                                The date the appraisal was done.                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                                  The current "as is" value of the property based on brokers        2
                                              price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are              2
                                              completed pursuant to a broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
If applicable:
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                            The circumstances which caused a
                                              borrower to stop paying on a
                                              loan. Code indicates the reason
                                              why the loan is in default for
                                              this cycle.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                              Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                 No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                              Insurer
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                     2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                   2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE                     Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                            Amount of FHA Part B Claim Filed                                 2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE                       Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                           2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o ASUM- Approved Assumption
     o BAP- Borrower Assistance Program
     o CO- Charge Off
     o DIL- Deed-in-Lieu
     o FFA- Formal Forbearance Agreement
     o MOD- Loan Modification
     o PRE- Pre-Sale
     o SS- Short Sale
     o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o Mortgagor
     o Tenant
     o Unknown
     o Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o Damaged
     o Excellent
     o Fair
     o Gone
     o Good
     o Poor
     o Special Hazard
     o Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

------------------------ -------------------------------------------------------
Delinquency Code         Delinquency Description
------------------------ -------------------------------------------------------
001                      FNMA-Death of principal mortgagor
------------------------ -------------------------------------------------------
002                      FNMA-Illness of principal mortgagor
------------------------ -------------------------------------------------------
003                      FNMA-Illness of mortgagor's family member
------------------------ -------------------------------------------------------
004                      FNMA-Death of mortgagor's family member
------------------------ -------------------------------------------------------
005                      FNMA-Marital difficulties
------------------------ -------------------------------------------------------
006                      FNMA-Curtailment of income
------------------------ -------------------------------------------------------
007                      FNMA-Excessive Obligation
------------------------ -------------------------------------------------------
008                      FNMA-Abandonment of property
------------------------ -------------------------------------------------------
009                      FNMA-Distant employee transfer
------------------------ -------------------------------------------------------

011                      FNMA-Property problem
------------------------ -------------------------------------------------------
012                      FNMA-Inability to sell property
------------------------ -------------------------------------------------------
013                      FNMA-Inability to rent property
------------------------ -------------------------------------------------------
014                      FNMA-Military Service
------------------------ -------------------------------------------------------
015                      FNMA-Other
------------------------ -------------------------------------------------------
016                      FNMA-Unemployment
------------------------ -------------------------------------------------------
017                      FNMA-Business failure
------------------------ -------------------------------------------------------
019                      FNMA-Casualty loss
------------------------ -------------------------------------------------------
022                      FNMA-Energy environment costs
------------------------ -------------------------------------------------------
023                      FNMA-Servicing problems
------------------------ -------------------------------------------------------
026                      FNMA-Payment adjustment
------------------------ -------------------------------------------------------
027                      FNMA-Payment dispute
------------------------ -------------------------------------------------------
029                      FNMA-Transfer of ownership pending
------------------------ -------------------------------------------------------
030                      FNMA-Fraud
------------------------ -------------------------------------------------------
031                      FNMA-Unable to contact borrower
------------------------ -------------------------------------------------------
INC                      FNMA-Incarceration
------------------------ -------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------ -------------------------------------------------------
      Status Code        Status Description
------------------------ -------------------------------------------------------
          09             Forbearance
------------------------ -------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ -------------------------------------------------------
          24             Government Seizure
------------------------ -------------------------------------------------------
          26             Refinance
------------------------ -------------------------------------------------------
          27             Assumption
------------------------ -------------------------------------------------------
          28             Modification
------------------------ -------------------------------------------------------
          29             Charge-Off
------------------------ -------------------------------------------------------
          30             Third Party Sale
------------------------ -------------------------------------------------------
          31             Probate
------------------------ -------------------------------------------------------
          32             Military Indulgence
------------------------ -------------------------------------------------------
          43             Foreclosure Started
------------------------ -------------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ -------------------------------------------------------
          49             Assignment Completed
------------------------ -------------------------------------------------------
          61             Second Lien Considerations
------------------------ -------------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ -------------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ -------------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ -------------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ -------------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ -------------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ -------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


----------------        ------------------------------------------------------- --------- ------------------------------- ---------
Column Name             Description                                             Decimal   Format Comment                  Max Size
----------------        ------------------------------------------------------- --------- ------------------------------- ---------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group                Text up to 10 digits                   20
                        of loans.
-----------------       -----------------------------------------------------   --------- ------------------------------- ---------
LOAN_NBR                A unique identifier assigned to each loan by the                  Text up to 10 digits                   10
                        investor.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the                         Text up to 10 digits                   10
                        Servicer.  This may be different than the LOAN_NBR.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
BORROWER_NAME           The borrower name as received in the file.  It is                 Maximum length of 30                   30
                        not separated by first and last name.                             (Last, First)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest          2     No commas(,) or dollar                 11
                        payment that a borrower is expected to pay, P&I                   signs ($)
                        constant.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
NOTE_INT_RATE           The loan interest rate as reported by the Servicer.         4     Max length of 6                         6
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
NET_INT_RATE            The loan gross interest rate less the service fee           4     Max length of 6                         6
                        rate as reported by the Servicer.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SERV_FEE_RATE           The servicer's fee rate for a loan as reported by           4     Max length of 6                         6
                        the Servicer.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SERV_FEE_AMT            The servicer's fee amount for a loan as reported            2     No commas(,) or dollar                 11
                        by the Servicer.                                                  signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
NEW_PAY_AMT             The new loan payment amount as reported by the              2     No commas(,) or dollar                 11
                        Servicer.                                                         signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.              4     Max length of 6                         6
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
ARM_INDEX_RATE          The index the Servicer is using to calculate a              4     Max length of 6                         6
                        forecasted rate.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the              2     No commas(,) or dollar                 11
                        beginning of the processing cycle.                                signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end          2     No commas(,) or dollar                 11
                        of the processing cycle.                                          signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the                  MM/DD/YYYY                             10
                        borrower's next payment is due to the Servicer, as
                        reported by Servicer.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SERV_CURT_AMT_1         The first curtailment amount to be applied.                 2     No commas(,) or dollar                 11
                                                                                          signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SERV_CURT_DATE_1        The curtailment date associated with the first                    MM/DD/YYYY                             10
                        curtailment amount.
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment           2     No commas(,) or dollar                 11
                        amount, if applicable.                                            signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------
SERV_CURT_AMT_2         The second curtailment amount to be applied.                2     No commas(,) or dollar                 11
                                                                                          signs ($)
-----------------       ------------------------------------------------------  --------- ------------------------------- ---------

SERV_CURT_DATE_2        The curtailment date associated with the second                   MM/DD/YYYY                             10
                        curtailment amount.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment         2      No commas(,) or dollar                 11
                        amount, if applicable.                                            signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SERV_CURT_AMT_3         The third curtailment amount to be applied.                2      No commas(,) or dollar                 11
                                                                                          signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SERV_CURT_DATE_3        The curtailment date associated with the third                    MM/DD/YYYY                             10
                        curtailment amount.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
CURT_ADJ_AMT_3          The curtailment interest on the third curtailment          2      No commas(,) or dollar                 11
                        amount, if applicable.                                            signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
PIF_AMT                 The loan "paid in full" amount as reported by the          2      No commas(,) or dollar                 11
                        Servicer.                                                         signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
PIF_DATE                The paid in full date as reported by the Servicer.                MM/DD/YYYY                             10
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
ACTION_CODE             The standard FNMA numeric code used to                            Action Code Key: 15=Bankruptcy,         2
                        indicate the default/delinquent status                            30=Foreclosure, , 60=PIF,
                        of a particular loan.                                             63= Substitution,65=Repurchase,
                                                                                          70=REO
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
INT_ADJ_AMT             The amount of the interest adjustment as reported          2      No commas(,) or dollar                 11
                        by the Servicer.                                                  signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if               2      No commas(,) or dollar                 11
                        applicable.                                                       signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.            2      No commas(,) or dollar                 11
                                                                                          signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if           2      No commas(,) or dollar                 11
                        applicable.                                                       signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at          2      No commas(,) or dollar                 11
                        the beginning of the cycle date to be passed                      signs ($)
                        through to investors.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SCHED_END_PRIN_BAL      The scheduled principal balance due to investors           2      No commas(,) or dollar                 11
                        at the end of a processing cycle.                                 signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SCHED_PRIN_AMT          The scheduled principal amount as reported by the          2      No commas(,) or dollar                 11
                        Servicer for the current cycle -- only                            signs ($)
                        applicable for Scheduled/Scheduled
                        Loans.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
SCHED_NET_INT           The scheduled gross interest amount less the               2      No commas(,) or dollar                 11
                        service fee amount for the current cycle                          signs ($)
                        as reported by the Servicer -- only
                        applicable for Scheduled/Scheduled
                        Loans.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
ACTL_PRIN_AMT           The actual principal amount collected by the               2      No commas(,) or dollar                 11
                        Servicer for the current reporting cycle                          signs ($)
                        -- only applicable for Actual/Actual
                        Loans.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
ACTL_NET_INT            The actual gross interest amount less the service          2      No commas(,) or dollar                 11
                        fee amount for the current reporting                              signs ($)
                        cycle as reported by the Servicer --
                        only applicable for Actual/Actual Loans.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
PREPAY_PENALTY_ AMT     The penalty amount received when a borrower                2      No commas(,) or dollar                 11
                        prepays on his loan as reported by the Servicer.                  signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------

                                      2

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived          2      No commas(,) or dollar                 11
                        by the servicer.                                                  signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
MOD_DATE                The Effective Payment Date of the Modification for                MM/DD/YYYY                             10
                        the loan.
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
MOD_TYPE                The Modification Type.                                            Varchar - value can be                 30
                                                                                          alpha or numberic
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------
DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest             2      No commas(,) or dollar                 11
                        advances made by Servicer.                                        signs ($)
----------------------- ----------------------------------------------------    --------- ------------------------------- ---------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


         The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                                    * For taxes and insurance advances - see
                  page 2 of 332 form - breakdown required showing period

                                      of coverage, base tax, interest,
                     penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                                    * For escrow advances - complete payment
                  history

                                      (to calculate advances from last positive
                  escrow balance forward)

                                    * Other expenses -  copies of corporate
                  advance history showing all payments

                                    * REO repairs > $1500 require explanation

                                    * REO repairs >$3000 require evidence of
                  at least 2 bids.

                                    * Short Sale or Charge Off require P&L
                  supporting the decision and WFB's approved Officer
                  Certificate

                                   EXH.II 1

                                    * Unusual or extraordinary items may
                  require further documentation.

         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable. Required documentation:

                                    * Copy of the HUD 1 from the REO sale. If a
                  3rd Party Sale, bid instructions and Escrow Agent / Attorney

                                      Letter of Proceeds Breakdown.

                                    * Copy of EOB for any MI or gov't guarantee

                                    * All other credits need to be clearly
                  defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                   EXH.II-2

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                Date:  _______________
         Phone:  ______________________   Email Address:_____________________



----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------



         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale            3rd Party Sale          Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown            Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                               _______________(2)
         (3)  Accrued Servicing Fees                                     _______________(3)
         (4)  Attorney's Fees                                            _______________(4)
         (5)  Taxes (see page 2)                                         _______________(5)
         (6)  Property Maintenance                                       _______________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                  _______________(7)
         (8)  Utility Expenses                                           _______________(8)
         (9)  Appraisal/BPO                                              _______________(9)
         (10) Property Inspections                                       _______________(10)
         (11) FC Costs/Other Legal Expenses                              _______________(11)
         (12) Other (itemize)                                            _______________(12)
                  Cash for Keys__________________________                _______________(12)
                  HOA/Condo Fees_______________________                  _______________(12)
                  ______________________________________                 _______________(12)

                  Total Expenses                                       $ _______________(13)
         Credits:
         (14) Escrow Balance                                           $ _______________(14)
         (15) HIP Refund                                                 _______________(15)
         (16) Rental Receipts                                            _______________(16)
         (17) Hazard Loss Proceeds                                       _______________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance               _______________(18a)
         HUD Part A
                                                                         _______________(18b)
         HUD Part B
         (19) Pool Insurance Proceeds                                    _______________(19)
         (20) Proceeds from Sale of Acquired Property                    _______________(20)
         (21) Other (itemize)                                            _______________(21)

                                   EXH.II-3

              _________________________________________                  _______________(21)

              Total Credits                                            $ _______________(22)
         Total Realized Loss (or Amount of Gain)                       $ _______________(23)



                                   EXH.II-4


Escrow Disbursement Detail


----------------------------------------------------------------------------------------------------------------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------




                                  EXH.II-5

                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

         Re:  The [    ] agreement dated as of [   ], 200[ ] (the "Agreement"),
              among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

                  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master


                                  EXH.A-1-1

Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                  Date:
                                         ------------------------------------


                                  By:
                                         ------------------------------------
                                         Name:
                                         Title:



                                  EXH.A-1-2

                                  EXHIBIT B-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                        Servicing Criteria                                            Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                           General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any
                       performance or X other triggers and events of default                              X
1122(d)(1)(i)          in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       If any material servicing activities are outsourced to third parties,
                       policies and procedures are instituted to monitor the third party's                X
1122(d)(1)(ii)         performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
                       Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)        maintained.
----------------------------------------------------------------------------------------------------------------------
                       A fidelity bond and errors and omissions policy is in effect on the
                       party participating in the servicing function throughout the reporting             X
                       period in the amount of coverage required by and otherwise in accordance
1122(d)(1)(iv)         with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans are deposited into the appropriate custodial
                       bank accounts and related bank clearing accounts no more than two                  X
                       business days following receipt, or such other number of days specified
1122(d)(2)(i)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made via wire transfer on behalf of an obligor or to an              X
1122(d)(2)(ii)         investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
                       Advances of funds or guarantees regarding collections, cash flows or
                       distributions, and any interest or other fees charged for such advances,           X
                       are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)        agreements.
----------------------------------------------------------------------------------------------------------------------
                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
1122(d)(2)(iv)         forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------

                                                   EXH.A-1-3

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                        Servicing Criteria                                            Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       Each custodial account is maintained at a federally insured depository
                       institution as set forth in the transaction agreements.  For purposes of           X
                       this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
1122(d)(2)(v)          Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------

                       Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the            X
                       bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of
1122(d)(2)(vii)        days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                          Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
                       Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and
                       applicable Commission requirements.   Specifically, such reports (A) are           X
                       prepared in accordance with timeframes and other terms
                       set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans
1122(d)(3)(i)          serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
                       Amounts due to investors are allocated and remitted in accordance with
                       timeframes, distribution priority and other terms set forth in the                 X
1122(d)(3)(ii)         transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
1122(d)(3)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
1122(d)(3)(iv)         statements.
----------------------------------------------------------------------------------------------------------------------


                                                      4

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                        Servicing Criteria                                            Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
                       Collateral or security on mortgage loans is maintained
                       as required by X the transaction agreements or related
1122(d)(4)(i)          mortgage loan documents.                                                           X
----------------------------------------------------------------------------------------------------------------------
                       Mortgage loan and related documents are safeguarded as required by the             X
1122(d)(4)(ii)         transaction agreements
----------------------------------------------------------------------------------------------------------------------
                       Any additions, removals or substitutions to the asset pool are made,
                       reviewed and approved in accordance with any conditions or requirements            X
1122(d)(4)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's
                       obligor records maintained no more than two business days after receipt,           X
                       or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)         accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       The Servicer's records regarding the mortgage loans agree with the
                       Servicer's records with respect to an obligor's unpaid principal                   X
1122(d)(4)(v)          balance.
----------------------------------------------------------------------------------------------------------------------
                       Changes with respect to the terms or status of an obligor's mortgage
                       loans (e.g., loan modifications or re-agings) are made, reviewed and               X
                       approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)         agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                       Loss mitigation or recovery actions (e.g., forbearance plans,
                       modifications and deeds in lieu of foreclosure, foreclosures and                   X
                       repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)        established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Records documenting collection efforts are maintained during the period
                       a mortgage loan is delinquent in accordance with the transaction                   X
                       agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)       unemployment).
----------------------------------------------------------------------------------------------------------------------


                                                      5

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                        Servicing Criteria                                            Criteria
----------------------------------------------------------------------------------------------------------------------
       Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                       Adjustments to interest rates or rates of return for mortgage loans with
                       variable rates are computed based on the related mortgage loan                     X
1122(d)(4)(ix)         documents.
----------------------------------------------------------------------------------------------------------------------
                       Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such
                       other period specified in the transaction agreements; (B) interest on              X
                       such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified
1122(d)(4)(x)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates,
                       as indicated on the appropriate bills or notices for such payments,                X
                       provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days
1122(d)(4)(xi)         specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Any late payment penalties in connection with any payment to be made on
                       behalf of an obligor are paid from the servicer's funds and not charged            X
                       to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)        or omission.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made on behalf of an obligor are posted within two
                       business days to the obligor's records maintained by the servicer, or              X
1122(d)(4)(xiii)       such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Delinquencies, charge-offs and uncollectible accounts
                       are recognized and recorded in accordance with the                               X
1122(d)(4)(xiv)        transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Any external enhancement or other support, identified
                       in Item 1114(a)(1) through (3) or Item 1115 of
                       Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)         transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                          [FIFTH THIRD MORTGAGE COMPANY]
                          [NAME OF SUBSERVICER]


                          Date:
                               ----------------------------------------------



                          By:
                              -----------------------------------------------
                              Name:
                              Title:

                                  EXHIBIT C-1


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-15XS - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Sale and Servicing Agreement, dated as of December 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, Fifth Third Mortgage Company, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to
[   ], phone number:  [   ]; email address:  [   ].

                                        [NAME OF PARTY]

                                        as [role]


                                        By: __________________

                                            Name:

                                            Title: